Exhibit 99.1

Soaring Eagle Announces Transfer of Listing to NYSE in Connection with its Proposed Business Combination with Ginkgo

NEW YORK, NY, September 1, 2021 – Soaring Eagle Acquisition Corp., a Cayman Islands exempted company limited by shares (the “Company” or “Soaring Eagle”) (Nasdaq: SRNGU, SRNG, SRNGWS), announced today that it intends to voluntarily withdraw the listing of its Class A ordinary shares and warrants from The Nasdaq Stock Market LLC (“Nasdaq”) and, following the completion of its previously announced business combination (the “Business Combination”) with Ginkgo Bioworks, Inc. (“Ginkgo”), list the post-Business Combination company’s Class A common stock and warrants on the New York Stock Exchange (“NYSE”). In connection with the Business Combination, the Company will change its jurisdiction of incorporation from the Cayman Islands to Delaware and will change its name to “Ginkgo Bioworks Holdings, Inc.” The Class A common stock and warrants of Ginkgo Bioworks Holdings, Inc. are expected to commence trading on the NYSE the day after the closing of the Business Combination under the symbols “DNA” and “DNA.WS,” respectively. The Company’s Class A ordinary shares and warrants will continue to trade on Nasdaq until the transfer is complete.

The decision to list on the NYSE was made in consideration of the Business Combination and enables the post-Business Combination company to be listed alongside other innovative companies that are also listed on the NYSE. The NYSE listing and Nasdaq delisting are subject to the closing of the Business Combination and fulfillment of all NYSE listing requirements.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Ginkgo and Soaring Eagle. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Soaring Eagle’s securities, (ii) the risk that the transaction may not be completed by Soaring Eagle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Soaring Eagle, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Soaring Eagle and Ginkgo, the satisfaction of the minimum trust account amount following redemptions by Soaring Eagle’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Ginkgo business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Ginkgo and potential difficulties in Ginkgo employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Ginkgo or against Soaring Eagle related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Soaring Eagle’s securities on Nasdaq, (x) volatility in the price of Soaring Eagle’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ginkgo’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in demand for products using synthetic biology. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors’’ section of Soaring Eagle’s proxy statement/prospectus relating to the transaction, and in Soaring Eagle’s other filings with the SEC. Soaring Eagle and Ginkgo caution that the foregoing list of factors is not exclusive. Soaring Eagle and Ginkgo caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Soaring Eagle nor Ginkgo undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed the Registration Statement with the SEC, which includes a proxy statement/prospectus that is both the proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on August 11, 2021 and the definitive proxy statement/prospectus and other relevant documents have been mailed to the Company’s shareholders as of August 10, 2021. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus included in the Registration Statement, as these materials contain important information about the parties to the Business Combination. Shareholders may also obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Soaring Eagle Acquisition Corp., 955 Fifth Avenue, New York, New York, Attention: Eli Baker, President and Chief Financial Officer, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the definitive proxy statement/prospectus included in the Registration Statement, and is available free of charge from the sources indicated above.

Ginkgo and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

MEDIA CONTACT:

press@ginkgobioworks.com

INVESTOR CONTACTS:

investors@ginkgobioworks.com

investors@eagleequityptnrs.com